AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

SUPPLEMENT DATED NOVEMBER 15, 1999
TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 2, 1998
(AS SUPPLEMENTED THROUGH APRIL 20, 1999)

For all Funds:

This Supplement incorporates certain information provided in previous supplements dated August 9, 1999 and August 17, 1999.

Craig R. Rodby and John A. Graf have resigned as Trustees and Officers of the Funds. Effective July 27, 1999, the size of the Board was reset at 12 (nine of the Trustees are independent and three are employees of VALIC or its affiliates). The following individuals were elected by the Board of Trustees to serve as trustees of the Series Company:
Kent E. Barrett * 2929 Allen Parkway Houston, Texas 77019 Date of Birth: 9/20/56

Executive Vice President and Chief Financial Officer, American General
Retirement Services (February 1999-Present); formerly, Executive Vice
President and Chief Financial Officer, American General Life & Accident
Company.

Alice T. Kane* 125 Maiden Lane New York, New York 10038 Date of Birth: 11/16/48	Executive Vice President American General Investment Management, L.P. (May 1998-Present); formerly, Executive Vice President, New York Life Insurance Company (1994 -1998).

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* Interested persons of the Series Company as defined in the Investment Company Act of 1940 specifically because of their capacity as officers, directors or consultants of the Series Company, VALIC or one of its affiliates.

Effective July 27, 1999, Ms. Kane and Mr. Barrett were elected President and Executive Vice President of the Series Company, respectively.

The Distributor may make payments to authorized dealers of record for purchases of $1million or more of Class A Shares as follows: 0.50% on sales of $1million to $2 million, plus 0.40% on the next $1 million and 0.25% on the excess over $3 million. As always, such purchases of $1 million or more of Class A shares will be subject to a contingent deferred sales charge of 1.00% on redemptions within one year of purchase and 0.50% on redemptions within the second year of purchase.

For Specific Funds only:

The American General Stock Index Fund, the American General Mid Cap Index Fund, the American General Small Cap Index Fund, the American General International Growth Fund, the American General Large Cap Growth Fund, The American General Mid Cap Growth Fund, the American General International Value Fund, the American General Large Cap Value Fund, the American General Mid Cap Value Fund, the American General Small Cap Value Fund, the American General Socially Responsible Fund and the American General Balanced Fund are permitted to invest in Standard and Poor's Depositary Receipts as described herein under "Investment Practices. "

American General Stock Index Fund, American General Mid Cap Index Fund and American General Small Cap Index Fund

Effective September 1, 1999, under "Performance Returns of Certain Investment Companies and Private Accounts Other Than the Funds," on page 7, the information with respect to each Fund should be deleted in its entirety.

American General International Growth Fund

Effective immediately, under "Performance Returns of Certain Investment Companies and Private Accounts Other Than the Funds," on page 7, the information with respect to performance return of the Templeton International Fund should be deleted in its entirety.

VA 10856-1C